                                                                   EXHIBIT 10.1

                                AMENDMENT NO. 1

                 AMENDMENT NO. 1 dated as of April 15, 1997 (this "Amendment"), between RUTHERFORD--MORAN OIL CORPORATION, a Delaware corporation (the "Borrower"); RUTHERFORD--MORAN EXPLORATION COMPANY, a Delaware corporation; THAI ROMO HOLDINGS, INC., a Delaware corporation; THAI ROMO LIMITED, a company organized under the laws of the Kingdom of Thailand (collectively, the "Subsidiary Guarantors"); and The Chase Manhattan Bank, a New York State banking corporation (the "Bank").

                 The Borrower, the Subsidiary Guarantors and the Bank are parties to a Credit Agreement dated as of February 26, 1997 (the "Credit Agreement"), providing, subject to the terms and conditions thereof, for a loan to be made by the Bank to the Borrower in a principal amount up to but not exceeding $20,000,000. The Borrower, the Subsidiary Guarantors and the Bank wish to amend the Credit Agreement in certain respects, and accordingly, the parties hereto agree as follows:

                 Section 1. Definitions. Except as otherwise defined in this Amendment No. 1, terms defined in the Credit Agreement are used herein as defined therein.

                 Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 4 below, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

                 2.01. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Credit Agreement as amended hereby.

                 2.02. The definition of "Commitment" in Section 1.01 of the Credit Agreement is amended by deleting $20,000,000 from the third line and substituting $25,000,000 in place thereof.

                 2.03. The definition of ""Scheduled Commitment Termination Date" is deleted and replaced as follows: "Scheduled Commitment Termination Date" shall mean three Business Days after the date of this Amendment.

                 2.04. The following definition is hereby added in alphabetical order in Section 1.01 of the Credit Agreement:

                 "Thai-Tex" shall mean Thai-Tex Insurance Company, a captive insurance company organized under the laws of the State of Hawaii, and a wholly-owned Subsidiary of the Borrower.

                 2.05. Section 8.21 of the Credit Agreement is amended by (x) deleting the word "the" at the end of the first line and inserting in place thereof "$20,000,000 of" and (y) adding the following sentence at the end of
Section 8.21:

                 "Proceeds of the Loan hereunder in excess of $20,000,000 may be used for general corporate purposes of the Borrower or any Subsidiary Guarantor."

                 2.06. Section 9.04 of the Credit Agreement is amended by adding immediately after the words "similarly situated," the words "and may reinsure such risks with Thai-Tex".

                 2.07.      Section 9.07 of the Credit Agreement is amended by
(x) deleting the word "and" at the end of clause (j) therein and (y) adding a new clause (k) as follows:

                 "(k) Indebtedness of Thai-Tex in respect of loans and advances made as permitted by Section 9.08(j); and"

and (z) changing existing clause "(k)" therein to clause "(l)".

                 2.08. Section 9.08 of the Credit Agreement is amended by (x) deleting the word "and" at the end of clause (i) therein and (y) adding a new clause (j) as follows:

                 "(j) loans and advances by the Borrower to Thai-Tex, up to but not exceeding $3,000,000 in the aggregate, and Investments by the Borrower in common stock of Thai-Tex and other capital contributions by the Borrower to Thai-Tex up to but not exceeding $500,000 in the aggregate; and"

and (z) changing existing clause "(j)" therein to clause "(k)".

                 2.09. Section 9.11 of the Credit Agreement is hereby amended by adding the following sentence at the end of Section 9.11:

                 "Notwithstanding the foregoing, Thai-Tex may engage in the business of a reinsurance captive."

                 2.10. Section 9.13 of the Credit Agreement is amended by adding ", (j) and (k)" immediately following the phrase "Section 9.08(g)" therein.

                 Section 3. Representations and Warranties. Each of the Borrower and the Subsidiary Guarantors represents and warrants to the Bank that after giving effect to this Amendment No. 1 and the making of the additional Loan contemplated hereunder,

                 (a)      no Default shall have occurred and be continuing; and

                 (b) the representations and warranties made by the Obligors in Section 8 of the Credit Agreement and by each

                 Obligor in each of the Basic Documents to which such Obligor is a party, are true and correct on and as of the date hereof with the same force and effect as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

                 Section 4. Conditions Precedent. The amendments to the Credit Agreement set forth in Section 2 hereof shall become effective, as of the date hereof, upon the satisfaction of the following conditions precedent:

                 4.01. Execution by All Parties. This Amendment No. 1 shall have been executed and delivered by the Borrower, each of the Subsidiary Guarantors and the Bank.

                 4.02 New Note. The Borrower hereby agrees to deliver to the Bank a new promissory note (the "New Note") duly completed in accordance with Section 2.05 of the Credit Agreement in extension, renewal and substitution of the Note previously delivered by the Borrower to the Bank.

                 4.03 Opinion of Counsel. Delivery of an opinion, dated the date of this Amendment, of Fulbright & Jaworski LLP, special New York counsel to the Obligors, substantially in the form of Exhibit A hereto and covering such other matters as the Bank may reasonably request (and each Obligor hereby instructs such counsel to deliver such opinions to the Bank).

                 4.04. Other Documents. The Bank shall have received such documents as the Bank or special New York counsel to the Bank may reasonably request.

                 Section 5. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart. This Amendment No. 1 shall be governed by, and construed in accordance with, the laws of the State of New York.

                 IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered as of the day and year first above written.


                                          BORROWER
                                          --------

                                          RUTHERFORD--MORAN OIL CORPORATION


                                          By   /s/ David F. Chavenson
                                            -----------------------------------
                                                   Title:  Vice President


                                          SUBSIDIARY GUARANTORS
                                          ---------------------

                                          RUTHERFORD--MORAN
                                             EXPLORATION COMPANY


                                          By  /s/  David F. Chavenson
                                            -----------------------------------
                                                   Title:  Vice President


                                          THAI ROMO HOLDINGS, INC.


                                          By  /s/  David F. Chavenson
                                            -----------------------------------
                                                   Title:  Vice President


                                          THAI ROMO LIMITED


                                          By  /s/  David F. Chavenson
                                            -----------------------------------
                                                   Title:  Vice President


                                          THE BANK
                                          --------

                                          THE CHASE MANHATTAN BANK


                                          By  /s/  Martha Fetner
                                            -----------------------------------
                                                   Title:  Vice President